UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

DOCUMENT SECURITY SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DOCUMENT SECURITY SYSTEMS, INC.
28 EAST MAIN STREET, SUITE 1525
ROCHESTER, NEW YORK 14614

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Rochester, New York
April 11, 2011

The Annual Meeting of Stockholders of Document Security Systems, Inc. (the "Company") will be held on Thursday, June 9, 2011, at 11:00 a.m. (Eastern time) at the Rochester Plaza Hotel, located at 70 State Street, Rochester, New York 14614 for the purposes of:

1.	Electing seven directors to hold office until the next annual meeting of stockholders;

2.	Considering and voting upon a proposal to ratify Freed Maxick & Battaglia, CPAs, PC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2011; and

3.	Transacting such other business as may properly come before the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors has fixed the close of business on April 12, 2011, as the record date for the determination of stockholders entitled to notice of, and to vote at, this Annual Meeting and at any adjournment or postponement thereof.

This year, we are again implementing the "Notice and Access" method approved by the Securities and Exchange Commission that allows companies to provide proxy materials to stockholders via the Internet. The Internet will be used as our primary means of furnishing proxy materials to our stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly, and helps to conserve natural resources.

We will mail our stockholders of record as of the close of business on April 12, 2011 a Notice of Internet Availability of Proxy Materials which contains specific instructions on how to access those materials via the Internet and vote online, as well as instructions on how to request paper copies.   The Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2010 (the “Annual Report”) and the Proxy Statement, along with any amendments to the foregoing materials that are required to be furnished to stockholders, will be available online at www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=11989 as of April 28, 2011.  If you want to receive a paper or email copy of our proxy materials you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy to Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York 14614 on or before May 28, 2011, to facilitate timely delivery.

By Order of the Board of Directors

Robert Fagenson
Chairman of the Board

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

THE ELECTION OF DIRECTORS IS CONSIDERED A “NON-ROUTINE” MATTER.  ACCORDINGLY, BROKERS, BANKS, AND OTHER NOMINEES ARE NOT PERMITTED TO VOTE ON ELECTION OF DIRECTORS WITHOUT INSTRUCTIONS FROM THE BENEFICIAL OWNER.

DOCUMENT SECURITY SYSTEMS, INC.
28 EAST MAIN STREET, SUITE 1525
ROCHESTER, NEW YORK 14614

PROXY STATEMENT FOR THE COMPANY’S
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 9, 2011

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

This Proxy Statement describes the proposals on which our Board of Directors would like you, as a stockholder, to vote at the Annual Meeting of Stockholders.   It provides you with information on these proposals so that you can make an informed decision.  We intend to mail a Notice of Internet Availability of Proxy Materials to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting of Stockholders?

Stockholders who owned shares of common stock of the Company, par value $0.02 per share (“Common Stock”), as of April 12, 2011, the record date, may attend and vote at the Annual Meeting.  Each share is entitled to one vote.  There were 19,498,884 shares of Common Stock outstanding as of April 7, 2011.  All shares of Common Stock shall vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Management”.

What is the proxy card?

The proxy card enables you to appoint David Wicker, Secretary of the Company, and/or Patrick White, Chief Executive Officer of the Company, as your representative at the Annual Meeting.  By completing and returning the proxy card, you are authorizing these persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card.  This way, your shares will be voted whether or not you attend the Annual Meeting.  Even if you plan to attend the Annual Meeting, we suggest that you complete and return your proxy card before the Annual Meeting date just in case your plans change.  If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote on the election of the Company’s Board of Directors and the ratification of the Company’s independent registered public accountants for the fiscal year ending December 31, 2011.  We will also transact any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that the stockholders vote “for” the nominees for director and “for” the ratification of the Company’s independent registered public accountants for the fiscal year ending December 31, 2011.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If on the record date (April 12, 2011), your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are a stockholder of record who may vote at the Annual Meeting.  As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Annual Meeting.  Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If on the record date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting.  As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder.  To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder.  If you do not make this request, you can still vote by using the voting instruction card enclosed with this Proxy Statement; however, you will not be able to vote in person at the Annual Meeting.

How do I Vote?

Stockholders of Record (also called registered stockholders) may vote:

A. By mail (if you received a full-set paper copy of the proxy materials by mail): mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope provided.

If we receive your proxy card prior to the Annual Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

—	as you instruct, and

—	according to the best judgment of the proxies if a proposal comes up for a vote at the Annual Meeting that is not on the proxy card.

   If you return a signed card, but do not provide voting instructions, your shares will be voted:

—	for the seven (7) nominees to the Board, all of whom are presently serving on the Board;

—	to approve the ratification of the Company’s independent registered public accountants for the fiscal year ending December 31, 2011; and

—	according to the best judgment of either Mr. Wicker or Mr. White, if a proposal comes up for a vote at the Annual Meeting that is not on the proxy card.

v

B. By Internet: (i) Read the Proxy Statement and have your proxy card at hand; (ii) go to www.voteproxy.com; and (iii) Enter the control number provided and follow the simple instructions.

C. By toll-free telephone: (i) Read the Proxy Statement and have your proxy card at hand; (ii) call 1-800-776-9437; and (iii) Enter the control number provided and follow the simple instructions.

D. In person at the Annual Meeting.

Beneficial Stockholders.  If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

A. By Mail: If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

B.  By Internet.  You may vote by proxy via the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials.

C. By toll-free telephone.  If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the vote instruction form.

D. In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet.  Accordingly, the Company is sending such Notice to the Company’s stockholders of record and beneficial owners.  All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials.  Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.  In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.  The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms.  Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting.  You may do this by:

—	sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;

—	signing another proxy card with a later date and returning it before the polls close at the Annual Meeting;

—	submitting a vote at a later time via internet or telephone before the closing of those voting facilities at 11:59 p.m. (Eastern Time) on June 8, 2011; or

—	attending the Annual Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.  If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Annual Meeting.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the election of directors and the ratification of the Company’s independent registered public accountants.

How many votes are required to elect the nominated persons to the Board of Directors?

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares of Common Stock entitled to vote in the election are required to elect each director.

How many votes are required to ratify the Company’s independent registered public accountants?

The affirmative vote of a majority of the votes cast at the Annual Meeting  by the holders of shares of Common Stock entitled to vote are required to ratify Freed Maxick & Battaglia, CPAs, PC as the Company’s independent registered public accountants for the year ending December 31, 2011.

How many votes are required to approve other matters that may come before the stockholders at the Annual Meeting?

An affirmative vote of a majority of the votes cast at the Annual Meeting is required for approval of all other items being submitted to the stockholders for their consideration.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for the nominees on the proxy card and as a  “for” vote for the ratification of the Company’s independent registered public accountants for the fiscal year ending December 31, 2011.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting.  We will also file a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) disclosing the voting results.

Who can help answer my questions?

You can contact our corporate headquarters, at (585) 325-3610, or by sending a letter to Investor Relations, Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York, 14614, with any questions about proposals described in this Proxy Statement or how to execute your vote.

DOCUMENT SECURITY SYSTEMS, INC.
28 EAST MAIN STREET, SUITE 1525
ROCHESTER, NEW YORK 14614

PROXY STATEMENT

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Document Security Systems, Inc. (the “Company”), for use at the Annual Meeting of Stockholders of the Company to be held at Rochester Plaza Hotel, located at 70 State Street,  Rochester, New York 14614 on Thursday, June 9, 2011, at 11:00 a.m.(Eastern Time) and at any adjournments or postponements thereof.  Solicitation of proxies may be made by directors, officers and other employees of the Company.  No additional compensation will be paid for any such services.  This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this Proxy Statement and the solicitation of proxies. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes.  We will begin mailing the proxy materials to stockholders on or about April 28, 2011.

REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy.  Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy.

RECORD DATE

Stockholders of record at the close of business on April 12, 2011, will be entitled to vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, David Wicker, Secretary of the Company, and Patrick White, Chief Executive Officer of the Company, or either one of them who acts, will vote:

(1)
FOR the election of the persons named herein as nominees for directors of the Company, for a term expiring at the 2012 Annual Meeting of Stockholders (or until successors are duly elected and qualified);

(2)	FOR ratification of Freed Maxick & Battaglia, CPAs, PC as the Company’s independent registered public accountants for the year ending December 31, 2011; and

(3)	According to their judgment, on the transaction of such matters or other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause the nominee to be unavailable.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of April 7, 2011, there were 19,498,884 shares of Common Stock issued and outstanding, which constitute all of the outstanding capital stock of the Company. Stockholders are entitled to one vote for each share of Common Stock held by them.

A majority of the outstanding shares present in person or represented by proxy will constitute a quorum at the meeting.  Under New York state law and provisions of the Company’s Certificate of Incorporation and By-Laws, as amended, the vote required for the election of directors is a majority of the votes of the issued and outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting of Stockholders and entitled to vote on the election of directors.

Abstentions from voting and broker non-votes will operate as neither a vote for nor a vote against the nominee for a director.  Votes on all matters will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of April 7, 2011, the following persons were known to the Company who may, individually or as a group, be deemed to be the beneficial owners of more than 5% of the outstanding Common Stock, each having sole voting and dispositive power over such Common Stock, except as indicated in the footnotes hereto:

			Percentage of Outstanding
Name	Common Stock Owned		Common Stock Owned (1)

Robert B. Fagenson	1,034,000	(2)	5.3%
c/o Document Security Systems
28 Main St. East, Suite 1525
Rochester, NY 14614

Fletcher Asset Management, Inc.	2,059,374	(3)	9.9%
48 Wall Street, 5th Floor New York, NY 10005

(1)
Based upon 19,498,884 shares of Common Stock issued and outstanding on April 7, 2011, plus the number of shares of Common Stock deemed outstanding pursuant to SEC Rule 13d-3(d)(1). Shares of Common Stock subject to options exercisable within 60 days of April 7, 2011 are deemed outstanding for purposes of computing the percentage of the person holding such option but are not deemed outstanding for computing the percentage of any other person.

(2)
Includes 34,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days, 100,000 shares of Common Stock held by Mr. Fagenson’s wife and an aggregate of 100,000 shares of Common Stock held in trusts for Mr. Fagenson’s two adult children.  Mr. Fagenson disclaims beneficial ownership of the 100,000 shares of Common Stock held by his wife and the 100,000 shares of Common Stock held in trusts for Mr. Fagenson’s two adult children.

(3)
The shares of Common Stock reported to be beneficially owned consist of shares of Common Stock managed by Fletcher Asset Management, Inc. (“FAM”), for Fletcher International, Ltd., and Common Stock underlying warrants held in one or more accounts managed by FAM.  FAM has sole power to vote and sole power to dispose of all such securities.  By virtue of Alphonse Fletcher, Jr.'s position as Chairman and Chief Executive Officer of FAM, Mr. Fletcher may be deemed to have the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, such shares, and, therefore, Mr. Fletcher may be deemed to be the beneficial owner of such securities.  Mr. Fletcher disclaims beneficial ownership of such securities. Pursuant to Fletcher International, Ltd.’s agreements with the Company, Fletcher International, Ltd. may not own more than 2,059,374 shares until the number of shares of the Company’s Common Stock outstanding increases.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of Common Stock as of April 7, 2011 by each director and nominee for election as a director, by each of the executive officers named in the Summary Compensation Table (see “Executive and Management Compensation” below), and by all current directors, nominees and executive officers as a group. Each director, nominee and executive officer has sole voting and dispositive power over the shares listed opposite his name except as indicated in the footnotes to the table and each person’s address is c/o Document Security Systems, Inc. , 28 East Main Street, Suite 1525, Rochester, New York 14614, unless otherwise indicated.

			Percentage of Outstanding
Name	Common Stock Owned		Common Stock Owned(1)
Patrick White	801,600		4.1%
David Wicker	194,834	(2)	1.0%
Philip Jones	116,668	(3)	Less than 1%
Timothy Ashman	34,100	(4)	Less than 1%
Robert B. Fagenson	1,034,000	(5)	5.3%
Ira A. Greenstein	34,000	(6)	Less than 1%
Alan E. Harrison	35,000	(7)	Less than 1%
Robert Bzdick	515,437		2.7%

All Executive Officers and Directors (8 persons) as a Group	2,765, 639	(8)	13.9%

(1)
Based upon 19,498,884 shares of Common Stock issued and outstanding on April 7, 2011, plus the number of shares of Common Stock deemed outstanding pursuant to SEC Rule 13d-3(d)(1). Shares of Common Stock subject to options exercisable within 60 days of April 7, 2011 are deemed outstanding for purposes of computing the percentage of the person holding such option but are not deemed outstanding for computing the percentage of any other person.

(2)	Includes 70,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(3)
Includes 91,668 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days and 25,000 shares of restricted stock that vests only upon a change in control of the Company or certain other material events to the Company.

(4)	Includes 34,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.

(5)
Includes 34,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days, 100,000 shares of Common Stock held by Mr. Fagenson’s wife and an aggregate of 100,000 shares of Common Stock held in trusts for Mr. Fagenson’s two adult children.  Mr. Fagenson disclaims beneficial ownership of the 100,000 shares of Common Stock held by his wife and the 100,000 shares of Common Stock held in trusts for Mr. Fagenson’s two adult children.

(6)	Includes 34,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(7)	Includes 35,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(8)	Includes all 298,668 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days held by the persons listed in the table above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AND RELATED PERSON TRANSACTIONS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Based solely on our review of copies of such reports and representations from our executive officers and directors, we believe that our executive officers and directors complied with all Section 16(a) filing requirements except for directors Messrs. Ashman, Greenstein, Fagenson, and Harrison did not timely file Form 4s for their annual director option grants awarded during the years ended December 31, 2010, 2009, and 2008.

Review of Related Person Transactions

The Board of Directors adopted a Statement of Policy with respect to Related Person Transactions, which is administered by the Audit Committee.  This policy applies to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest.  Under the Policy, Company counsel will determine whether a transaction meets the requirements of a Related Person Transaction requiring review by the Committee.  Transactions that fall within this definition will be referred to the Audit Committee for approval, ratification or other action.  Based on its consideration of all of the relevant facts and circumstances, the Audit Committee will decide whether or not to approve such transaction and will approve only those transactions that are in the best interests of the Company.

Transactions with Related Persons

On January 4, 2008, the Company entered into a Credit Facility Agreement with Fagenson and Co., Inc., as agent, a related party to Robert B. Fagenson, the Chairman of the Company's Board of Directors (the “Fagenson Credit Agreement” or “Credit Facility”). Under the Fagenson Credit Agreement, the Company could borrow up to a maximum of $3,000,000 from time to time up to and until January 4, 2010 at an annual interest rate of 2% above LIBOR and secured by the Common Stock of Plastic Printing Professionals, the Company’s wholly owned subsidiary..  Interest is payable quarterly in arrears and the principal is payable in full at the end of the term under the Fagenson Credit Agreement.  On December 11, 2009, the Company entered into a Letter Agreement with the lender for the conversion of $2,000,000 of debt owed under the Credit Facility into 1,250,000 shares of Common Stock.   In addition, the parties amended the Credit Facility to allow for a maximum borrowing of up to $1,000,000 and extended the due date to January 4, 2012.   As of December 31, 2010, the Company had outstanding $583,000 ($583,000 – December 31, 2009) under the Fagenson Credit Agreement.    Under the terms of the Credit Facility the Company is required to comply with various covenants, in which the Company was in violation of one covenant for the lack of payment of interest.  While the Company had not received a notice of default from the lender, the Company did receive a waiver from the lender for the violation as of December 31, 2010, and therefore, is not in default as April 7, 2011.

Interest expense for revolving notes from related parties for the year ended December 31, 2010 was approximately $172,000 and is included in accrued expenses as of December 31, 2010.

On February 12, 2010, the Company entered into a lease for its Premier Packaging facility with Robert Bzdick, the Company’s Chief Operating Officer. The lease expires in February 2020. The total rent expense for the facility lease with Mr. Bzdick during the year ended December 31, 2010 amounted to approximately $147,000.   Future minimum lease commitments under the facility lease with Mr. Bzdick subsequent to December 31, 2010 include approximately $160,000 per year for the next five years and $735,000 thereafter in rental payments.

PROPOSAL 1 — ELECTION OF DIRECTORS

INFORMATION ABOUT THE NOMINEES

The Company’s By-laws, as amended, currently specify that the number of directors shall be at least three and no more than seven persons, unless otherwise determined by a vote of the majority of the Board of Directors.  The Company’s Board of Directors was expanded by an amendment to the Company’s By-laws by the Board of Directors on March 18, 2010 from six persons to seven persons.  The Company’s By-laws provide that any vacancies on the Board of Directors may be filled by the remaining members of the Board of Directors.  Proxies solicited by the Company for the election of directors cannot be voted for a greater number of persons than the number of nominees named in the proxy. Our Board currently consists of seven persons and all of them have been nominated by the Company to stand for re-election as incumbents.  Each director is elected or nominated to the Board until the following annual meeting of stockholders and until his successor has been elected and qualified or until the director’s earlier resignation or removal.

The following table shows for each nominee and director continuing in office his age, his principal occupation for at least the last five years, his present position with the Company, the year in which he was first elected or appointed as director (each serving continuously since first elected or appointed except as set forth in the footnotes hereto), and his directorships with other companies whose securities are registered with the SEC.

NOMINEES TO BE ELECTED TO SERVE AS DIRECTOR UNTIL
THE NEXT ANNUAL MEETING

Name	Age	Positions

Robert B. Fagenson	62	Chairman of the Board of Directors
Patrick White	58	Chief Executive Officer and Director
David Wicker	51	Vice President of Research & Development and Director
Robert B. Bzdick	56	President, Chief Operating Officer and Director
Timothy Ashman	68	Director
Ira A. Greenstein	51	Director
Alan E. Harrison	61	Director

The principal occupation and business experience for each executive officer and director, for at least the past five years, is as follows:

Robert B. Fagenson is the Chairman and President of Fagenson & Co., Inc., a New York Stock Exchange member brokerage firm. Mr. Fagenson has been a Member of the New York Stock Exchange since 1973, and formerly served as a Director and Vice Chairman of the New York Stock Exchange.  Mr. Fagenson also serves as a member of the Board of Directors of Cash Technologies Inc (AMEX:  TQ).  Mr. Fagenson was appointed to our Board of Directors in September 2004, and was named the Chairman of the Board in January 2008.

During Mr. Fagenson’s 25 years of experience as a financial investment professional, Mr. Fagenson has experience with numerous public and private companies covering a wide range of industries and markets, including positions as a director of public companies and a national organization of investment professional.   Mr. Fagenson utilizes his wide range of experiences to provide the Company with insight and direction in areas of corporate decision making, including corporate finance, strategic planning, mergers and acquisitions, strategic planning and corporate governance and leadership issues.

Patrick White has been Chief Executive Officer of the Company since August 2002, was President of the Company from August 2002 until June 2006 and was Chairman of the Board of Directors of the Company from August 2002 until January 2008.  He has been a board member since August 2002. A former financial services and printing industry executive, he had previously spent 23 years at Rochester Community Savings Bank, which was later acquired by Charter One Bank.  During his tenure, the bank grew from an $800 million private thrift to a $4 billion publicly held institution. Since 1989, Mr. White acquired and operated four printing companies, updating his original traditional offset printing companies to a state-of-the-art digital imaging operation.  Since 1990, he worked in the research and development of various optical deterrent document security technologies and began marketing security print products in 1994. Mr. White also has a patent pending for a optical deterrent he developed.  He holds both a B.S. in Accounting and an MBA from Rochester Institute of Technology.

As Chief Executive Officer of the Company since 2002, Mr. White has a detailed knowledge of nearly every facet of the Company, including the history and evolution of the Company’s technologies, products and its patent portfolio and patent litigation, the Company’s customers, vendors, and competitors, and the history and trends of the anti-counterfeit and related markets.  Mr. White is responsible for leading the development and achievement of the Company’s strategy.  Mr. White utilizes his financial background to assist in all levels of corporate finance and merger and acquisition activities.  In addition, Mr. White has an active daily role in operations and sales management.

David Wicker joined our company as Vice President of Operations in August 2002 and was named a Director in December 2007.  Mr. Wicker currently serves as a Vice President of Research & Development of the Company, directing the technical operations behind our patented document security properties.  Mr. Wicker has authored and co-authored several patents and patent applications in the anti-counterfeiting field.  Mr. Wicker is an active member of the Document Security Alliance, NASPO, Center for Identity Management and Information Protection, the Association of Certified Fraud Examiners, and the U.S. Chamber of Commerce CACP Counterfeiting Coalition.  Prior to joining the Company, Mr. Wicker consulted for banknote and security printers and developed several security technologies in use worldwide today.

With his 32 years of printing experience, including 22 years specializing in security printing, Mr. Wicker has established himself as an industry expert in the field of anti-counterfeiting.  In addition to his active membership in various anti-counterfeiting organizations and standard setting boards, Mr. Wicker leads a research team that holds several US and international patents that form the basis of several of the Company’s products.    Mr. Wicker is integral to business development efforts, especially in regards to licensing and custom security products and projects, and has relationships at nearly every leading security printer in the country.

Robert B. Bzdick joined the Company on February 17, 2010 as Chief Operating Officer after the Company’s acquisition of Premier Packaging Corp., for which Mr. Bzdick was the Chief Executive Officer.   Mr. Bzdick became a director of the Company in March 2010. Prior to founding Premier Packaging Corp. in 1989, Mr. Bzdick held positions of Controller, Sales Manager, and General Sales Manager at the Rochester, NY division of Boise Cascade, (later Georgia Pacific).  Mr. Bzdick has 29 years of experience in manufacturing and operations management in the printing and packaging industry.

Mr. Bzdick brings his considerable packaging and printing industry experience to the Company.  Mr. Bzdick will fill the role of Chief Operating Officer at the Company, a position that will be integral as the Company integrates its production and processes between the Company’s printing, paper and packaging facilities.  In addition, Mr. Bzdick will be actively engaged in a business development role for the Company’s secure packaging initiatives.

Timothy Ashman was appointed to our Board of Directors in January 2004.  Mr. Ashman was employed by HSBC Bank USA, formerly Marine Midland Bank, from 1964 until his retirement as Vice President in 2001.  During his career in banking, he concentrated in branch banking administration, commercial lending, and municipal finance and government banking.  Mr. Ashman is a graduate of the University of Rochester, with a B.A. in Business Administration, and is also a graduate of the Stonier School of Banking at Rutgers University.  Since his retirement in 2001, he has been a consultant to Raymond Wager, CPA, PC, a Rochester, New York firm that specializes in auditing school districts, municipalities, and foundations.

During his long banking career, Mr. Ashman had considerable exposure to corporate finance statement analysis, especially in regards to the granting of corporate credit and loans.    Mr. Ashman provides valuable insight to the Company, especially in regards to banking, lease and equity financing transactions, and mergers and acquisitions, as well as general financial oversight and management.

Ira A. Greenstein is President of IDT Corporation (NYSE: IDT), a provider of wholesale and retail telecommunications services.  Prior to joining IDT in January 2000, Mr. Greenstein was a partner in the law firm of Morrison & Foerster LLP from February 1997 to November 1999, where he served as the chairman of the firm’s New York Office’s Business Department.  Concurrent to his tenure at Morrison & Foerster, Mr. Greenstein served as General Counsel and Secretary of Net2Phone, Inc. from January 1999 to November 1999.  Prior to 1997, Mr. Greenstein was an associate in the New York and Toronto offices of Skadden, Arps, Meagher & Flom LLP.  Mr. Greenstein also served on the Securities Advisory Committee to the Ontario Securities Commission from 1992 through 1996.  From 1991 to 1992, Mr. Greenstein served as counsel to the Ontario Securities Commission. Mr. Greenstein currently serves on the Board of Advisors of the Columbia Law School Center on Corporate Governance.  Mr. Greenstein received a B.S. from Cornell University and a J.D. from Columbia University Law School.  Mr. Greenstein was appointed to our Board of Directors in September 2004.

Mr. Greenstein provides the Company with significant public company management experience, particularly in regards to legal and corporate governance matters, mergers and acquisitions, and strategic planning.    In addition, Mr. Greenstein’s extensive legal experience has provided the Company insights and guidance throughout the Company’s patent litigation initiatives.

Alan E. Harrison was appointed to our Board of Directors in May 2003.  For more than thirty years, Mr. Harrison has held a variety of positions with IKON Office Solutions, Inc., in Rochester, New York, focusing on color digital printing equipment.  Currently, Mr. Harrison is Sales Manager at United Business Systems.

Mr. Harrison has thirty seven years experience with digital copier and printing equipment which provides the Company with valuable industry knowledge of scanning and copying technology trends which the Company utilizes in its research and development and strategic planning initiatives.   In addition, Mr. Harrison has detailed knowledge of the Company’s development, history, customer base and competitive environment from his experience of nearly seven years as a director of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NAMED NOMINEES.

INFORMATION CONCERNING BOARD OF DIRECTORS

Compensation of Directors

Each independent director (as defined under Part 1, Section 803 of the NYSE Amex LLC  Company Guide) receives $12,000 per year in compensation soon after the end of each fiscal year, so long as the director attended at least 75% of the Board of Director meetings during such fiscal year, as well as reimbursement for travel expenses. Non-independent members of the Board of Directors do not receive cash compensation in any form, except for reimbursement of travel expenses. In order to attract and retain qualified persons to our Board, in January 2004, we established a stock option plan for our non-executive board members. The plan provides for the granting of five-year options to purchase our stock at 100% of fair market value at the date of grant. Under the plan, each non-executive director receives options to acquire 5,000 shares upon becoming a Board member and 5,000 shares at the beginning of each year thereafter while serving as a director plus an additional 1,000 shares for each year of service on the Board, up to a maximum of 10,000 shares per year. For joining the Board at a point partially within a year, the stock option award is pro rated.

Director Compensation

The following table shows 2010 compensation of our independent directors. Employee directors do not receive compensation for their service on the Board of Directors:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Total
	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(h)

Timothy Ashman	12,000	-	9,500	-	21,500
Robert B Fagenson	12,000	-	9,500	-	21,500
Ira A. Greenstein	12,000	-	9,500	-	21,500
Alan E. Harrison	12,000	-	9,500	-	21,500

(1)	Represents the total grant date fair value of option awards computed in accordance with FASB ASC 718.

Board of Directors and Committees

The Board of Directors has determined that each of Messrs. Ashman, Fagenson, Greenstein and Harrison is an independent director (as defined under Section 803 of the NYSE Amex LLC Company Guide).

In fiscal 2010, each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period in which each such director served on such committee. During the fiscal year ended December 31, 2010, the Board held three meetings and acted by written consent on four occasions, the Audit Committee held four meetings, the Compensation Committee held one meeting, and the Nominating and Corporate Governance Committee held one meeting.

Directors are encouraged to attend the Company’s annual meetings of stockholders, and the Company generally schedules a meeting of the Board of Directors on the same date and at the same place as the annual meeting of stockholders to encourage director attendance. All of the directors constituting the Board of Directors at the time of the 2010 Annual Meeting of Stockholders attended the 2010 Annual Meeting of Stockholders.

Audit Committee

The Company has separately designated an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee is comprised of Mr. Ashman, Mr. Harrison and Mr. Greenstein, and is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm, overseeing the accounting and financial reporting process of the Company, and reviewing related person transactions.  Each of the members of this Committee is an independent director (as defined under Section 803 of the NYSE Amex LLC Company Guide).  The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.documentsecurity.com, and is also available in print to any stockholder upon request to the Corporate Secretary.  Mr. Ashman serves as Chairman of the Audit Committee and, as determined by our Board of Directors, qualifies as a “financial expert” as defined in Item 407 under Regulation S-K of the Securities Act of 1933.

Compensation and Management Resources Committee

The Compensation and Management Resources Committee consists of Mr. Fagenson, Mr. Greenstein and Mr. Harrison, and is responsible for, among other things, (a) reviewing all compensation arrangements for the executive officers of the Company and (b) administering the Company’s stock option plans.  Each of the members of the Compensation and Management Resources Committee is an independent director (as defined under Section 803 of the NYSE Amex LLC Company Guide).  The Compensation and Management Resource Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.documentsecurity.com, and is also available in print to any stockholder upon request to the Corporate Secretary.  Mr. Harrison serves as Chairman of the Compensation and Management Resources Committee.

The purpose of the Compensation and Management Resources Committee is to discharge the Board's responsibilities relating to executive compensation succession planning for the Company's executive team, and to review and make recommendations to the Board regarding employee benefit policies and programs, incentive compensation plans and equity-based plans.

The duties and responsibilities of the Compensation and Management Resources Committee in accordance with its Charter are as follows: 1. Review and discuss with management and the Board the objectives, philosophy, structure, cost and administration of the Company's executive compensation and employee benefit policies and programs; 2. No less than annually, review and approve, with respect to the CEO and the other executive officers  (a) all elements of  compensation, (b) incentive targets, (c) any employment agreements, severance agreements and change in control agreements or provisions, in each case as, when and if appropriate, and (d) any special or supplemental benefits; 3. Make recommendations to the Board with respect to the Company's major long-term incentive plans, applicable to directors, executives and/or non-executive employees of the Company and approve (a) individual annual or periodic equity-based awards for the CEO and Other executive officers and (b) an annual pool of awards for other employees with guidelines for the administration and allocation of such awards; 4. Recommend to the Board for its approval a succession plan for the CEO, addressing the policies and principles for selecting a successor to the CEO, both in an emergency situation and in the ordinary course of business; 5. Review programs created and maintained by Management for the development and succession of Other executive officers and any other individuals identified by Management or the Compensation and Management Resources Committee; 6. Review the establishment, amendment and termination of employee benefits plans, review employee benefit plan operations and administration; and 7. Any other duties or responsibilities expressly delegated to the Compensation and Management Resources Committee by the Board from time to time relating to the Committee's purpose.

The Compensation and Management Resources Committee may request any officer or employee of the Company or the Company's outside counsel to attend a meeting of the Compensation and Management Resources Committee or to meet with any members of, or consultants to, the Compensation and Management Resources Committee. The Company's CEO should not attend any portion of a meeting where the CEO's performance or compensation is discussed, unless specifically invited by the Compensation and Management Resources Committee.

The Compensation and Management Resources Committee has the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or other executive officer compensation or employee benefit plans, and shall have sole authority to approve the consultant's fees and other retention terms. The Compensation and Management Resources Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other experts, advisors and consultants to assist in carrying out its duties and responsibilities, and has the authority to retain and approve the fees and other retention terms for any external experts, advisors or consultants.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Mr. Greenstein and Mr. Harrison, both of whom are independent directors (as defined under Section 803 of the NYSE Amex LLC Company Guide).  The Nominating and Corporate Governance Committee is responsible for overseeing the appropriate and effective governance of the Company, including, among other things, (a) nominations to the Board of Directors and making recommendations regarding the size and composition of the Board of Directors and (b) the development and recommendation of appropriate corporate governance principles.  The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.documentsecurity.com, and is also available in print to any stockholder upon request to the Corporate Secretary.  The Nominating and Corporate Governance Committee does not have a formal policy that requires it to consider any director candidates that might be recommended by stockholders, but adheres to the Company’s By-Law provisions and SEC Rules relating to proposals by shareholders.  Mr. Harrison serves as Chairman of the Nominating and Corporate Governance Committee.

Code of Ethics

A copy of the Code of Ethics for our employees and management, including our Chief Financial Officer and Chief Executive Officer, is available on the Investors/Corporate Governance section of our web site, www.documentsecurity.com.

Leadership Structure and Risk Oversight

Currently, the positions of Chief Executive Officer and Chairman of the Board are held by two different individuals.  Robert Fagenson currently serves as Chairman of the Board and Patrick White currently serves as Chief Executive Officer and as a member of the Board.  Although no formal policy currently exists, the Board determined that the separation of these positions would allow Mr. White to devote his time to the daily execution of the Company’s business strategies and Mr. Fagenson to devote his time to the long-term strategic direction of the Company.

Our senior management manages the risks facing the Company under the oversight and supervision of the Board. While the full Board is ultimately responsible for risk oversight at our Company, two of our Board committees assist the Board in fulfilling its oversight function in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. Other general business risks such as economic and regulatory risks are monitored by the full Board. While the Board oversees the Company’s risk management, management is responsible for day-to-day risk management processes

Compensation Risk Assessment

Our Compensation Committee considered whether our compensation program encouraged excessive risk taking by employees at the expense of long-term Company value. Based upon its assessment, the Compensation Committee does not believe that our compensation program encourages excessive or inappropriate risk-taking. The Compensation Committee believes that the design of our compensation program does not motivate imprudent risk-taking.

DIRECTOR NOMINATIONS

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the stockholders.  A copy of the Nominating and Corporate Governance Committee Charter is available on the Investors/Charters section of our web site, www.documentsecurity.com.  In addition, stockholders who wish to recommend a candidate for election to the Board of Directors may submit such recommendation to the Chairman of the Committee.  Any recommendation must include name, contact information, background, experience and other pertinent information on the proposed candidate. The standards for considering nominees to the Board are included in the Corporate Governance Committee Charter.  In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors.  Any stockholder who desires the Committee to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman, Document Security Systems, Inc., Nominating and Corporate Governance Committee, 28 East Main Street, Suite 1525 Rochester, New York 14614, (i) with respect to an election to be held at the 2012 Annual Meeting of Stockholders, no later than February 9, 2012; and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.  Each written recommendation should set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) description of how the person(s) satisfy the criteria for consideration as a candidate referred to above.

COMMUNICATION WITH DIRECTORS

The Company has established procedures for stockholders or other interested parties to communicate directly with the Board of Directors.  Such parties can contact the Board of Directors by mail at: Document Security Systems Board of Directors, Attention: Robert Fagenson, Chairman of the Board, 28 East Main Street, Suite 1525 Rochester, New York 14614.  All communications made by this means will be received by the Chairman of the Board.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act.  Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Section 803 of the NYSE Amex LLC Company Guide). The Audit Committee operates under a written charter adopted by the Board of Directors on January 5, 2004, which can be found in the Corporate Governance section of our web site, www.documentsecurity.com, and is also available in print to any stockholder upon request to the Corporate Secretary.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2010, as well as the quarterly unaudited financial statements.

We have reviewed and discussed with management and the independent registered public accounting firm the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with the independent registered public accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and the independent registered public accounting firm such other matters as required to be discussed with the Audit Committee under Professional Standards, the corporate governance standards of the NYSE Amex LLC Exchange and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the Statement on Auditing Standards as adopted by the Public Company Accounting Oversight Board, and have discussed with the independent registered public accounting firm their independence from management and the Company, including the impact of permitted non-audit related services approved by the Committee to be performed by the independent registered public accounting firm.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed with the SEC on March 31, 2011.

Timothy Ashman, Audit Committee Chairman
Alan E. Harrison
Ira A. Greenstein

EXECUTIVE OFFICERS

The persons who are serving as executive officers of the Company as of April 11, 2011 are Patrick White, Chief Executive Officer, Robert Bzdick, Chief Operating Officer, and Philip Jones, Chief Financial Officer.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation earned by our chief executive officer and our two other most highly compensated executive officers who were serving at the end of 2010, whom we refer to collectively as the “named executive officers”, or NEOs, for services rendered to us for the years ended December 31, 2010 and 2009.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	All Other Compen- sation	Total
		($)	($)	($)	($)	($)	($)
					(2)	(1)
(a)	(b)	(c)	(d)	(e)	(f)	(i)	(j)
Patrick White,	2010	198,630	-	-	-	16,599	211,365
Chief Executive Officer	2009	200,129	-	-	-	35,190	235,319

Philip Jones	2010	120,000	-	-	164,600	-	284,600
Chief Financial Officer	2009	113,100	-	-	20,500	-	133,600

Robert Bzdick (3)	2010	205,500	-	-	-	14,076	219,576
Chief Operating Officer	2009	-	-	-	-	-	-

(1)	Represents the value perquisites for interest payments on notes provided by the executive to the Company, health and life insurance premiums and automobile expenses.

(2)	Represents the total grant date fair value of option awards computed in accordance with FASB ASC 718.

(3)
On February 12, 2010, the Company entered into an employment agreement with Robert Bzdick to serve as Chief Operating Officer of the Company, as well as President and Chief Executive Officer of the Company’s Premier Packaging Corporation subsidiary.

Employment Agreements

Effective June 10, 2004, the Company entered into an employment agreement with Patrick White (the “White Agreement”), who serves as our Chief Executive Officer.  The White Agreement was negotiated and approved by the Compensation and Management Resources Committee of the Board of Directors. The White Agreement is for a term of five years, with an annual base salary of $150,000, with automatic increases at the rate of not less than 10% per year.  Under the White Agreement, Mr. White also was granted 30,000 stock options, which expired unexercised.  In the event that Mr. White is terminated without cause or his duties are materially changed without his consent or there is a change of control of the Company, he will be entitled to 18 months salary.  The White Agreement also provides for non-competition and non-disclosure covenants made by Mr. White in favor of the Company.  Mr. White waived his annual salary increase in 2008, 2009 and 2010. The White Agreement provides for successive automatic one year renewal  terms,  provided that neither party gives notice of termination within sixty (60) days of then current term of the  Agreement.  The original term of the Agreement expired June 4, 2009 but was automatically renewed for a one year terms ending June 9, 2010 and June 9, 2011.

Effective February 12, 2010, the Company entered into an employment agreement with Robert B. Bzdick (the “Bzdick Agreement”), who serves as our Chief Operating Officer.  The Bzdick Agreement was negotiated and approved by the Compensation and Management Resources Committee of the Board of Directors. The Bzdick Agreement is for an initial term of five years, with an annual base salary of $240,000 plus benefits, including a bonus of 10% of the adjusted net income of the Company’s Premier Packaging division, health care coverage, and six weeks of vacation per annum.  The term is automatically renewed after five years for an additional five years.  If the Company elects not to renew the Bzdick Agreement for the second term for an additional five years, the Company will pay Mr. Bzdick $100,000 plus Mr. Bzidick’s health insurance premiums, per year for five years.   In the event that Mr. Bzdick is terminated without cause he will be entitled to all payments due to him under the first term and the second term as if the contract had not been renewed.  The Bzdick Agreement also provides for non-competition and non-disclosure covenants made by Mr. Bzdick in favor of the Company.

Philip Jones, the Company’s Chief Financial Officer, does not currently have a written employment agreement with the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the equity awards we have made to our Named Executive Officers, which are outstanding as of December 31, 2010:

Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options		Number of Securities Underlying Unearned Equity Awards		Option Exercise Price	Option Expiration Date
	(#)	(#)		(#)		($)
	Exercisable	Un-exercisable
(a)	(b)	(c)		(d)		(e)	(f)

Philip Jones	25,000			-		$6.00	5/2/2012
	16,667	33,333	(1)			4.00	2/11/2014
				25,000	(4)
		50,000	(2)			3.29	1/28/2015
		50,000	(2)			4.00	1/28/2015
		20,000	(3)			3.23	6/10/2015

(1)	Vest pro-ratably in equal installments on 02/12/2010, 02/12/2011, and 02/12/2012, respectively.

(2)	Vest pro-ratably in equal installments on 01/28/2011, 01/28/2012, and 01/28/2013, respectively.

(3)	Vest pro-ratably in equal installments on 06/10/2011, 06/10/2012, and 06/10/2013, respectively.

(4)	Vests only upon a change in control of the Company or certain other material events to the Company prior to May 3, 2012.

Pension Benefits and Deferred Compensation Plans

The Company does not provide defined benefit pension benefits or non-qualified deferred compensation plans.  The Company does maintain 401(k) plans.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of December 31, 2010 with respect to our equity compensation plans.

	Restricted stock to be issued upon vesting	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance (under equity compensation Plans (excluding securities reflected in column (a & b))
Plan Category	(a)	(b)	(c)	(d)
Equity compensation plans approved by security holders
2004 Employee Stock Option Plan	45,000	673,500	$5.66	846,481
2004 Non-Executive Director Stock Option Plan		157,000	5.61	43,000
Equity compensation plans not approved by security holders
Contractual warrant grants for services	-	376,760	6.65	-

Total	45,000	1,207,260	$5.96	889,481

The 2004 Employee Stock Option Plan permits the Company, from time to time, to grant its employee’s options to purchase Common Stock and/or restricted Common Stock upon the terms and conditions set forth therein.

The 2004 Non-Executive Director Stock Option Plan permits the Company, from time to time, to grant its non-executive director’s options to purchase Common Stock and/or restricted Common Stock upon the terms and conditions set forth therein.

PROPOSAL NO. 2 —
RATIFICATION OF THE APPOINTMENT OF FREED MAXICK & BATTAGLIA, CPAs, PC
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Freed Maxick & Battaglia, CPAs, PC as the Company’s independent registered public accounting firm for fiscal 2011.

In the event that the ratification of this selection is not approved by a majority of the votes cast by holders of shares of Common Stock voting at the 2011 Annual Meeting of Stockholders, management will review its future selection of the Company’s independent registered public accounting firm.

A representative of Freed Maxick & Battaglia, CPAs, PC is expected to be present at the 2011 Annual Meeting of Stockholders and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, including the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick & Battaglia, CPAs, PC, for audit and review services for the fiscal years ended December 31, 2010 and 2009 were $149,500 and $152,000, respectively.  For the year ended December 31, 2010 and 2009, the Company was not required to have an audit of its internal controls over financial reporting.

Audit Related Fees

The aggregate fees billed for other related services by our principal accountant, Freed Maxick & Battaglia, CPAs, PC, that are reasonably related to the performance of the audit or review of our financial statements for the years ended December 31, 2010 and 2009 were $25,000 and $32,400, respectively.

Tax Fees

The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick & Battaglia, CPAs, PC, for tax compliance, tax advice and tax planning during the years ended December 31, 2010 and 2009 were $0 and $0, respectively.

All Other Fees

The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick & Battaglia, CPAs, PC, for due diligence related services during the years ended December 31, 2010 and 2009 were $0 and $0, respectively.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

The Company's Audit Committee Charter requires that the Audit Committee establish policies and procedures for pre-approval of all audit or permissible non-audit services provided by the Company’s independent auditors. Our Audit Committee, approved, in advance, all work performed by our principal accountant, Freed Maxick & Battaglia, CPAs, PC. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the Audit Committee is informed about each service, and the policies and procedures do not result in the delegation of the Audit Committee's authority to management.  In accordance with these procedures, the Audit Committee pre-approved all services performed by Freed Maxick & Battaglia, CPAs, PC.

The affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting of Stockholders is required for ratification of the appointment of Freed Maxick & Battaglia, CPAs, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK & BATTAGLIA, CPAs, PC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

ANNUAL REPORT

For those stockholders that received the full set of the proxy materials in the mail, a copy of the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2010 (the "Annual Report") accompanies this Proxy Statement.  For those stockholders that received only the Notice, this Proxy Statement, our Annual Report, any amendments to the foregoing materials that are required to be furnished to stockholders, and the proxy card or voting instruction form will be available at www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=11989 on April 28, 2011. The Notice contains instructions on how to access the proxy materials over the Internet and vote online. These materials contain detailed information about the meeting, the proposals to be considered, our Board's nominees for directors and other information concerning the Company.

If you received only the Notice and would like to receive a copy of the printed proxy materials, we will deliver promptly, upon written or oral request, a written copy of the Proxy Statement, the Annual Report, proxy card with voting instructions, and any amendments to the foregoing materials that are required to be furnished to stockholders. A stockholder who wishes to receive written copies of the proxy materials, now or in the future, may obtain one, without charge, by calling 1-800-579-1639 toll-free, by e-mailing sendmaterial@proxyvote.com, or by submitting a request online at www.proxyvote.com.

FUTURE PROPOSALS OF SECURITY HOLDERS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2012 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act.  Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1% of our outstanding stock in order to submit a proposal  which you seek to have included in the Company’s proxy materials. Stockholders must submit such proposals in writing to Document Security Systems, Inc., Attention: Robert Fagenson, Chairman of the Board, at 28 East Main Street, Rochester, New York, 14614.  The Company may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Stockholders who wish to make a proposal at the 2012 Annual Meeting of Stockholders, other than one that will be included in our proxy materials, must notify us by February 9, 2012.  If a stockholder who wishes to present a proposal fails to notify us during this timeframe, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

HOUSE HOLDING OF MATERIALS

In some instances, only one copy of this Proxy Statement, the Annual Report, and/or the Notice of Internet Availability, as applicable, is being delivered to multiple stockholders sharing an address, unless the Company has received instructions from one or more of the stockholders to continue to deliver multiple copies.  We will deliver promptly upon oral or written request a separate copy of the Proxy Statement to any stockholder at your address.  If you wish to receive a separate copy of the Proxy Statement, the Annual Report, and/or the Notice of Internet Availability, as applicable, you may call us at (585) 325-3610, or send a written request to Investor Relations, Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York 14614.  If you have received only one copy of the Proxy Statement, the Annual Report, and/or the Notice of Internet Availability, as applicable, and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above.  Alternatively, stockholders sharing an address who now receive multiple copies of the Proxy Statement, the Annual Report, and/or the Notice of Internet Availability, as applicable, may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

MISCELLANEOUS

The Company will pay the cost of soliciting proxies in the accompanying form.  In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above.  If other matters properly come before the Company at the Annual Meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment.

Stockholders are urged to vote according to the instructions provided without delay.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2010 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES) IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO INVESTOR RELATIONS, DOCUMENT SECURITY SYSTEMS, INC., 28 EAST MAIN STREET, SUITE 1525, ROCHESTER, NEW YORK 14614.

By Order of the Board of Directors

Robert Fagenson
Chairman of the Board

Rochester, New York
April 11, 2011

DOCUMENT SECURITY SYSTEMS, INC.
ANNUAL MEETING OF STOCKHOLDERS
June 9, 2011

PROXY

The undersigned hereby appoints Patrick White and David Wicker and each of them, proxies, with full powers of substitution to each to vote all shares of Common Stock of DOCUMENT SECURITY SYSTEMS, INC. owned by the undersigned at the Annual Meeting of Stockholders to be held on June 9, 2011 and at any adjournments or postponements thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote as follows:

I           Election of Directors

Set forth below are the names of nominees who will be elected to serve as directors until the next annual meeting of shareholders.

FOR all Nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below

(Instruction: Please check appropriate box. To withhold authority for any individual nominee, strike a line through the nominee’s name in the list below.)

Patrick White	David Wicker	Robert B. Bzdick

Timothy Ashman	Robert B. Fagenson	Ira A. Greenstein	Alan E. Harrison

II           Proposal to Ratify the appointment of Freed Maxick & Battaglia, CPAs, PC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

☐   For             ☐  Against          ☐  Abstain

AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted.

IF NO OTHER ELECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR: (i) THE ELECTION OF SEVEN DIRECTORS and (ii) THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK & BATTAGLIA, CPAs, PC, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

Dated: _____________________, 2011.

_______________________________________
Signature

_______________________________________
Print Name

(Please date and sign exactly as accounts.
Each joint owner should sign. Executors,
administrators, trustees, etc. should also
so indicate when signing.)

The proxy is solicited on behalf of the Board of Directors. Please sign and return in the enclosed envelope.